EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
Bill.Davis@perficient.com

PERFICIENT REPORTS FOURTH QUARTER AND FULL-YEAR 2015 RESULTS
~Quarterly Services Revenue up 10%, Quarterly Net Income up 18%; Provides 2016 Revenue Guidance Range of $505 million to $535 million~

ST. LOUIS (March 3, 2016) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), a leading digital transformation consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter and year ended December 31, 2015.

Financial Highlights

For the quarter ended December 31, 2015:
·	Revenue increased 6% to $133.7 million from $125.8 million for the fourth quarter 2014;
·	Services revenue increased 10% to $110.3 million from $99.9 million for the fourth quarter 2014;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.37 from $0.36 for the fourth quarter 2014;

·	Earnings per share results on a fully diluted basis increased to $0.22 from $0.19 for the fourth quarter 2014;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $19.8 million from $19.0 million for the fourth quarter 2014; and
·	Net income increased 18% to $7.6 million from $6.4 million for the fourth quarter 2014.

For the year ended December 31, 2015:
·	Revenue increased 4% to $473.6 million from $456.7 million for 2014;
·	Services revenue increased 6% to $411.5 million from $386.7 million for 2014;
·	Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis decreased to $1.22 from $1.30 for 2014;
·	Earnings per share results on a fully diluted basis decreased to $0.67 from $0.70 for 2014;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) decreased to $68.7 million from $72.5 million for 2014; and
·	Net income decreased 1% to $23.0 million from $23.2 million for 2014.

"Perficient's fourth quarter capped a solid second half of 2015, and we're executing well and with substantial momentum in the new year," said Jeffrey Davis, chief executive officer and president. "Bookings records in both December and January have contributed to our best start in years, and we expect performance to remain strong as digital transformation, cloud and customer experience initiatives drive increased enterprise investment. We expect to approach or achieve double-digit organic growth in 2016."

Other Highlights

Among other recent achievements, Perficient:

·	Strengthened its digital marketing capabilities with the acquisition of Enlighten, an Ann Arbor, Mich.-based digital marketing agency specializing in the development, implementation, integration, and support of digital experience solutions;
·
Received IBM's prestigious 2016 Beacon Award for Outstanding Enterprise Cloud Solution, in recognition of Perficient's Immersion Solution for IBM Bluemix, a platform-as-a-service solution that boosts in-cloud application development efficiency nearly 40%;

·	Was listed by the national job service FlexJobs among its 100 Top Companies with Remote Jobs in 2016 for the second consecutive year;
·	Was recognized by the St. Louis Business Journal as one of its Best Places to Work for 2016, reinforcing Perficient's status as a premier employer in the St. Louis region; and
·
Added new customer-relationship and follow-on projects with leading companies such as Ancestry.com, Blue Cross Blue Shield of Massachusetts, Emerson, ESCO Corp., FordDirect, Ford Motor, Co., Herman Miller, Intellivisit, Kirby Corp., MD Anderson Cancer Center, MoneyGram, Shift Digital, Varsity Spirit, and XO Communications.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See "Safe Harbor Statement" below.
Perficient expects its first quarter 2016 services and software revenue, including reimbursed expenses, to be in the range of $120 million to $125 million, comprised of $114 million to $117 million of revenue from services including reimbursed expenses and $6 million to $8 million of revenue from sales of software. The midpoint of first quarter 2016 services revenue guidance represents growth of 13% over first quarter 2015 services revenue.

The company is issuing a full year 2016 revenue guidance range of $505 million to $535 million and a 2016 adjusted earnings per share guidance range of $1.40 to $1.52.

Conference Call Details

Perficient will host a conference call regarding fourth quarter and full-year 2015 financial results on March 3, 2016, at 10 a.m. Eastern time.

WHAT: Perficient Reports Fourth Quarter and Full-Year 2015 Results
WHEN: Thursday, March 3, 2016, at 10 a.m. Eastern time
CONFERENCE CALL NUMBERS: 866-700-0133 (U.S. and Canada); 617-213-8831 (International)
PARTICIPANT PASSCODE: 18830466
REPLAY TIMES: Thursday, March 3, 2016, at 3 p.m. Eastern, through Thursday, March 10, 2016
REPLAY NUMBER: 888-286-8010 (U.S. and Canada); 617-801-6888 (International)
REPLAY PASSCODE: 14952759

About Perficient
Perficient is a leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting and creative capabilities, Perficient delivers vision, execution and value with outstanding digital experience, business optimization and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers and partners; and reduce costs. Perficient's professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, an Adobe Business Solutions Partner, and a Platinum Salesforce Cloud Alliance Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2016. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our most recently filed annual report on Form 10-K, and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
(3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings;
h)	risk of loss of one or more significant software vendors;
i)	making appropriate estimates and assumptions in connection with preparing our consolidated financial statements;
j)	maintaining effective internal controls; and
k)	managing fluctuations in foreign currency exchange rates;
(4)    legal liabilities, including intellectual property protection and infringement or personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
(6)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Revenues
Services	$110,303	$99,888	$411,469	$386,668
Software and hardware	19,132	21,668	46,622	52,776
Reimbursable expenses	4,215	4,286	15,530	17,248
Total revenues	133,650	125,842	473,621	456,692

Cost of revenues
Project related expenses	65,249	59,173	250,573	234,732
Software and hardware costs	17,611	19,902	41,170	47,235
Reimbursable expenses	4,215	4,286	15,530	17,248
Other project related expenses	1,494	787	6,327	3,431
Stock compensation	1,234	1,203	4,811	4,711
Total cost of revenues	89,803	85,351	318,411	307,357

Gross margin	43,847	40,491	155,210	149,335

Selling, general and administrative	25,250	22,673	91,304	81,552
Stock compensation	2,142	2,174	8,659	8,650
Total selling, general and administrative	27,392	24,847	99,963	90,202

Depreciation	1,174	1,021	4,496	3,734
Amortization	3,250	3,942	13,819	14,453
Acquisition costs	726	951	1,235	3,446
Adjustment to fair value of contingent consideration	172	-	445	(1,463)
Income from operations	11,133	9,730	35,252	38,963

Net interest expense	483	383	2,085	1,438
Net other expense	32	84	332	5
Income before income taxes	10,618	9,263	32,835	37,520
Provision for income taxes	3,048	2,839	9,828	14,357
Net income	$7,570	$6,424	$23,007	$23,163

Basic earnings per share	$0.22	$0.20	$0.69	$0.73
Diluted earnings per share	$0.22	$0.19	$0.67	$0.70

Shares used in computing basic earnings per share	33,729	32,383	33,408	31,698
Shares used in computing diluted earnings per share	34,548	33,403	34,324	33,158

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	December 31,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$8,811	$10,935
Accounts receivable, net	120,612	113,928
Prepaid expenses	3,297	2,476
Other current assets	7,032	4,000
Total current assets	139,752	131,339
Property and equipment, net	7,891	7,966
Goodwill	269,383	236,130
Intangible assets, net	53,408	46,105
Other non-current assets	3,930	3,823
Total assets	$474,364	$425,363

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$18,793	$22,035
Other current liabilities	37,783	33,028
Total current liabilities	56,576	55,063
Long-term debt	56,000	54,000
Other non-current liabilities	12,978	11,572
Total liabilities	125,554	120,635

Stockholders' equity:
Common stock	45	43
Additional paid-in capital	364,786	334,645
Accumulated other comprehensive loss	(1,875)	(651)
Treasury stock	(103,197)	(95,353)
Retained earnings	89,051	66,044
Total stockholders' equity	348,810	304,728
Total liabilities and stockholders' equity	$474,364	$425,363

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to mergers and acquisitions which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation, are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
GAAP Net Income	$7,570	$6,424	$23,007	$23,163
Additions:
Provision for income taxes	3,048	2,839	9,828	14,357
Amortization	3,250	3,942	13,819	14,453
Acquisition costs	726	951	1,235	3,446
Adjustment to fair value of contingent consideration	172	-	445	(1,463)
Stock compensation	3,376	3,377	13,470	13,361
Adjusted Net Income Before Tax	18,142	17,533	61,804	67,317
Adjusted income tax (1)	5,424	5,558	19,777	24,326
Adjusted Net Income	$12,718	$11,975	$42,027	$42,991

GAAP Earnings Per Share (diluted)	$0.22	$0.19	$0.67	$0.70
Adjusted Earnings Per Share (diluted)	$0.37	$0.36	$1.22	$1.30
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	34,548	33,403	34,324	33,158

(1) The estimated adjusted effective tax rate of 29.9% and 31.7% for the three months ended December 31, 2015 and 2014, respectively, and 32.0% and 36.1% for the year ended December 31, 2015 and 2014, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
GAAP Net Income	$7,570	$6,424	$23,007	$23,163
Additions:
Provision for income taxes	3,048	2,839	9,828	14,357
Net interest expense	483	383	2,085	1,438
Net other expense	32	84	332	5
Depreciation	1,174	1,021	4,496	3,734
Amortization	3,250	3,942	13,819	14,453
Acquisition costs	726	951	1,235	3,446
Adjustment to fair value of contingent consideration	172	-	445	(1,463)
Stock compensation	3,376	3,377	13,470	13,361
EBITDAS (1)	$19,831	$19,021	$68,717	$72,494

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.